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                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                               Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) August 23, 2002

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement, dated as of August 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS5)


Residential Asset Securities Corporation
(Exact name of registrant as specified in its charter)

DELAWARE                             333-76376                   51-0362653
(State or Other Jurisdiction of  (Commission File             (I.R.S. Employer
Incorporation)                        Number)               Identification No.)

8400 Normandale Lake Blvd.                                        55437
Suite 250                                                       (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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Item 5. Other Events.

        The consolidated financial statements of Mortgage Guaranty Insurance Corporation and Subsidiaries as of December 31, 2001 and 2000 and for each of the years in the three year period ended December 31, 2001 are included in the Prospectus Supplement dated August 23, 2002.

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:



               Item 601 (a) of
               Regulation S-K
Exhibit No.    Exhibit No.        Description

1              23       Consent of PricewaterhouseCoopers LLP, independent
                        accountants of Mortgage Guaranty Insurance
                        Corporation and Subsidiaries with respect to the Residential Asset Securities Corporation, Home Equity
                        Mortgage Asset-Backed Pass-Through Certificates,
                        Series 2002-KS5



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                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RESIDENTIAL ASSET SECURITIES
                                            CORPORATION


                                            By:     /s/ Julie Steinhagen
                                            Name:  Julie Steinhagen
                                            Title: Vice President




Dated: August 23, 2002




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                             EXHIBIT INDEX


             Item 601(a) of                                   Sequentially
Exhibit      Regulation S-K                                   Numbered
Number       Exhibit No.              Description             Page
1            23                       Accountant's
                                                             Consent


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                                           EXHIBIT 1

                              CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus Supplement dated August 23, 2002 of Residential Asset Securities Corporation of our report dated January 9, 2002 relating to the financial statements of Mortgage Guaranty Insurance Corporation and Subsidiaries, which appears in such Prospectus Supplement.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
August 23, 2002


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